EXHIBIT 10.1

                               AMENDMENT TO THE
                         CONSULTING SERVICES AGREEMENT

      This Amendment to the Consulting Services Agreement dated October 9, 1996 ("Amendment") is by and between, WESTMARK GROUP HOLDINGS, INC., a Colorado corporation ("Company") and HARRY COOLIDGE, an individual ("Consultant").

                             W I T N E S S E T H:

      WHEREAS, the parties hereto entered into that certain Consulting Agreement dated January 24, 1996; and

      WHEREAS, the parties wish to amend said Consulting Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:


      1. COMPENSATION. For a portion of the Services performed by Consultant for the Company, the Company will issue to Consultant an additional 22,000 shares of common stock of the Company pursuant to a S-8 Registration Statement. WESTMARK GROUP HOLDINGS, INC.

                                    By________________________________________
                                    Name______________________________________
                                    Title_____________________________________

                                    CONSULTANT

                                    --------------------------------------------
                                    Harry Coolidge